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                                                                   EXHIBIT 10.14

                              XAVIER CORPORATION

                         1996 LONG-TERM INCENTIVE PLAN

  1. PURPOSE OF THE PLAN. The Xavier Mines Limited 1996 Long-Term Incentive Plan (the Plan) is intended to promote the interests of Xavier Mines Limited, the name of which is to change to Xavier Corporation (the Company), by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company and to provide a means whereby employees may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.


  2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

  Affiliate - (i) any entity that, directly or through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

  Award - any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares or Cash Award.

  Award Agreement - any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a participant.

  Board - the Company's Board of Directors.

  Bonus Shares - an award of Shares granted pursuant to Section 6(e).

  Cash Award - an award payable in cash granted pursuant to Section 6(g).

  Code - the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

  Committee - initially, Franklin L. Davis, Robert L. Gerry, III and Benton H Wilcoxon, and thereafter, those individuals who may be designated by the Board.

  Employee - any employee or director of, or consultant or advisor to, the Company or an Affiliate.

  Exchange Act - the Securities Exchange Act of 1934, as amended.

  Fair Market Value - with respect to Shares, the closing price of a Share quoted on the Composite Tape, or if the Shares are not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or if the Shares are not listed on any such stock exchange, the last sales price, or if none is reported, the highest closing bid

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quotation on the National Association of Securities Dealers, Inc., Automated
Quotations System or any successor system then in use on the date of grant, or if none are available on such day, on the next preceding day for which such price or quotation is available, or if no such quotation or price is available. the fair market value on the date of grant of a Share as determined in good faith by the Board.

  Incentive Stock Option or ISO - an option granted under Section 6(a) that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

  Non-employee Director - a director of the Company who is not otherwise an employee of the Company or any Affiliate.

  Non-Qualified Stock Option or NQO - an option granted under Sections 6(a) or 6(h) that is not intended to be an Incentive Stock Option.

  Option - an Incentive Stock Option or a Non-Qualified Stock Option.

  Participant - any individual granted an Award under the Plan.

  Performance Award - any right granted under Section 6(d).

  Person - an individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

  Phantom Shares - an Award of the right to receive Shares issued at the end of a Restricted Period which is granted pursuant to Section 6(f).

  Restricted Period - the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

  Restricted Stock - any Share, prior to the lapse of restrictions thereon, granted under Sections 6(c) or 6(h).

  Rule 16b-3 - Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  SEC - the Securities and Exchange Commission, or any successor thereto.

  Shares, Common Shares or Common Stock - the common stock of the Company, no par value, and such other securities or property as may become the subject of Awards.

  Stock Appreciation Right or Right shall mean any right to receive the appreciation of Shares granted under Section 6(b).

  Substitute Award - Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or (ii) a company with which the Company or one or more of its Affiliates combines.


  3. ADMINISTRATION. The Plan shall be administered by the Committee, which Committee shall consist of at least two members. All members of the Committee shall be "disinterested persons"

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within the meaning of Rule 16b-3, which has been adopted by the SEC under the
Exchange Act as such Rule or its equivalent is then in effect, and "outside directors," as defined in Section 162(m) of the Code and regulations promulgated thereunder. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (a) designate Participants; (b) determine the type or types of Awards to be granted to an eligible Employee; (c) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (d) determine the terms and conditions of any Award; (e) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances, cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (g) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (h) establish, amend. suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, and any Affiliate, any Participant any holder or beneficiary of any Award, any stockholder and any Employee.


        4.    SHARES AVAILABLE FOR AWARDS.


              (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be 2,250,000; provided, however, that no Employee may be granted Awards of Options and/or Stock Appreciation Rights covering more than 250,000 shares over the term of the Plan. If, after the effective date of the Plan, any shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, to the extent permissible under Rule 16b-3, Shares with respect to which Awards may be granted.

              (b) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

              (c) ADJUSTMENTS. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate

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     action or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, in each case, that with respect to Awards of Incentive Stock Options and Awards intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Award to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.


        5. ELIGIBILITY. Other than Awards granted to Non-employee Directors pursuant to Section 6(h), any Employee shall be eligible to be designated a Participant. However, no Employee may receive an aggregate amount of Options and/or Stock Appreciation Rights under the Plan greater than 10% of all Shares that may be made subject to Awards under the Plan.


        6. AWARDS.

                (a) OPTIONS. Subject to the Plan, the Committee shall have the authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the option, including the following terms and conditions and such additional terms and conditions, as the committee shall determine, that are not inconsistent with the plan.

                        (i) exercise price. subject to section 6(a)(iii), the purchase price per share purchasable under an option shall be determined by the committee at the time each option is granted.

                        (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, Shares that would otherwise be acquired upon exercise of the Option, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect hereto may be made or deemed to have been made.

                        (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries, within the meaning of Section 424(f) of the Code. The purchase price per Share purchasable under an Incentive Stock Option shall not be less than the Fair Market Value of the Share on the date of grant of the Option.

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                        If an Incentive Stock Option is granted to a Participant
          who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value per Share on the date such Option is granted.

          (b) STOCK APPRECIATION RIGHTS. Subject to the Plan, the Committee shall have the authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time. The foregoing notwithstanding, a Stock Appreciation Right that is granted in tandem with an incentive Stock Option shall comply with Section 422 of the Code including Treasury Regulation Section 14a-422a-1 Q&Q 39.

                (i) Grant Price. The grant price of a Stock Appreciation Right shall be determined by the Committee on the date of grant.

                (ii) Other Terms and Conditions. Subject to the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

        (c) RESTRICTED STOCK. Subject to the Plan, the Committee shall have the authority to determine the Employees to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including the performance criteria, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

                (i) Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

                (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. If a stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

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                (iii) Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company and not cause such Award, if it is intended to qualify as performance-based compensation under Section 162(m) of the Code, to fail to so qualify under Section 162(m) of the Code, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

                (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6(i)(iii).

           (d) PERFORMANCE AWARDS. The committee shall have the authority to determine the employees who shall receive a performance award, which shall be denominated as a cash amount at the time of grant and confer on the participant the right to receive payment of such award, in whole or in part, upon the achievement of such performance goals during such performance periods as the committee shall establish with respect to the award.

                (i) Terms and Conditions. Subject to the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

                (ii) Payment of Performance Awards. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments following the close of the performance period, in accordance with procedures established by the Committee with respect to such Award.

          (e) BONUS SHARES. The Committee shall have the authority, in its discretion, to grant Bonus Shares to eligible Employees. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant's services to the Company.

          (f) PHANTOM SHARES. The Committee shall have the authority to grant Awards of Phantom Shares to eligible Employees upon such terms and conditions as the Committee may determine.

                (i) Terms and Conditions. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

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                (ii) Dividends. Any Phantom Share Award may provide that any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

            (g) CASH AWARDS. The Committee shall have the authority to determine the Employees to whom Cash Awards shall be granted, the amount and the terms or conditions, if any, as additional compensation for the Employee's services to the Company or its Affiliates. A cash award may be granted (simultaneously or subsequently) separately or in tandem with another Award and may entitle a Participant to receive a specified amount of cash from the Company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the Cash Award.


            (h) GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Each Non-employee Director who is elected or appointed to the Board for the first time after the effective date of the Plan shall receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 25,000 Shares (subject to adjustment in the same manner as provided in Section 7 with respect to Shares subject to Options then outstanding). As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect, each Non-employee Director who is in office immediately after such meeting and who is not then entitled to receive an Option pursuant to the preceding provisions of this Section 6(h) shall receive, without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 25,000 Shares (subject to adjustment in the same manner as provided in Section 7 with respect to shares of Stock subject to Options then outstanding).

            (i) Other Terms and Conditions. The following provisions are applicable to Options granted pursuant to this Section 6(h):

                (A) Subject to the following provisions, an Option granted pursuant to Section 6(h) shall become exercisable for 20% of the Shares covered thereby on the first anniversary of the date of grant, and thereafter, for an additional 20% of the Shares covered thereby on each of the second, third, fourth and fifth anniversaries of the grant thereof.

                (B) The purchase price of a Share covered under an Option granted under this Section 6(h) shall be the Fair Market Value of a Share on the date of grant.

                (C) To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the optionee exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in Shares of the Company already owned by said optionee, valued at Fair Market Value; provided, however, that (1) no Option shall be exercisable after ten years from the date on which it was granted, and (2) there shall be no such exercise at any one time for fewer than 100 Shares or for all of

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         the remaining Shares then purchasable by the optionee exercising the
         Option, if fewer than 100 Shares.

                (D) Each Option shall expire ten years from the date of grant thereof, subject to earlier termination as follows: Options, to the extent exercisable as of the date a Non-employee Director optionee ceases to serve as a director of the Company, must be exercised within three months of such date unless such event results from death, disability or retirement, in which case all outstanding Options held by such Non-employee Director may be exercised in full by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within two years from the date of death, disability or retirement; provided, however, that no such event shall extend the normal expiration date of such Options. Options not exercisable on termination as provided above shall be automatically canceled on termination.

                (E) Upon exercise of the Option, delivery of a certificate for fully paid and nonassessable Shares shall be made at the corporate office of the Company to the optionee exercising the Option either at such time during ordinary business hours after 15 days but not more than 30 days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and maimer as may be agreed upon by the Company and the optionee exercising this Option.

        (ii) Number of Available Shares. If the number of Shares available for grants under the Plan is insufficient to make all grants provided for in this Section 6(h) hereby made on the applicable date, then all Non-employee Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan and shall have no right to receive a grant with respect to the deficiencies in the number of available Shares and the grants under this Section 6(h) shall terminate.

        (iii) Rule 16b-3 Compliance. It is intended that the Plan meet the requirements of Rule 16b-3 and that any Non-employee Director to whom a grant is made pursuant to this Section 6(h) will not for such reason cease to be a "disinterested person" within the meaning of Rule 16b-3 with respect to the Plan and other stock related plans of the Company.

(i)    GENERAL.

        (i) Awards May be Granted Separately or Together. Awards to Employees may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

        (ii) Forms of Payment by Company Under Awards. Subject to the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash,

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     Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

        (iii)    Limits on Transfer of Awards.

                (A) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a QDRO) as determined by the Committee.

                (B) No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) if permissible under applicable law or pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

        (iv) Term of Awards. The term of each Award (other than pursuant to Section 6(h)) shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of ten years from the date of its grant.

        (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (vi) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

        (vii) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the

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    full amount required to be paid pursuant to the Plan or the applicable Award
    Agreement to the Company.

        (viii) Performance Criteria and Payment Limits. The Committee shall establish performance goals applicable to those Awards (other than Options and Rights) the payment of which is intended by the Committee to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. Until changed by the Committee, the performance goals shall be based upon the attainment of such target levels of net income, cash flows, acquisitions, total capitalization, total or comparative shareholder return, assets, costs reductions and savings, return on equity, profit margin or sales, and/or earnings per share as may be specified by the Committee. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant. The maximum amount of compensation that may be paid to any Participant with respect to any single Performance Award or Cash Award in any calendar year shall be $1.5 million. With respect to any Restricted Stock Award, Phantom Stock Award, or Cash Award granted in tandem with, and expressed as a percentage of, a Share-denominated Award, which is intended to qualify as "performance-based compensation," the maximum payment to any Participant with respect to such Award in any calendar year shall be an amount (in cash and/or in Shares) equal to the Fair Market Value of the number of Shares subject to such Award.


        7. AMENDMENT AND TERMINATION. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

              (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided however, that the provisions of Section 6(h) may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and; provided further, that notwithstanding any other provision of the Plan or any Award Agreement without the approval of the stockholders of the Company no such amendment alteration, suspension, discontinuation, or termination shall be made that would (i) increase the number of Shares available for Awards under the Plan, except as provided in
     Section 4(c), (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to Participants under the Plan, or (iv) extend the term of the Plan beyond the date approved by the stockholders of the Company.

            (b) AMENDMENT TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted (other than Awards granted under Section 6(h)), provided no change, other than pursuant to Section 7(c), in any Award shall reduce the benefit to Participant without the consent of such Participant. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

            (c) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, in recognition of unusual or nonrecurring events (including,

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     without limitation, the events described in section 4(c)) affecting the company, any affiliate, or the financial statements of the company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan. notwithstanding the foregoing, with respect to any award intended to qualify as performance-based compensation under section 162(m) of the code, no adjustment shall be authorized to the extent such adjustment would cause the award to fail to so qualify.

        8. CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, upon a Change in Control of the Company, all outstanding Awards granted more than six months prior to the date of the Change in Control automatically shall become fully vested upon such Change in Control, all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full. For this Plan, a Change in Control shall be deemed to occur.

        (a) if any person, other than Chris A. Dittmar and/or George W. Bowman or their affiliates (as such term is used in sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities,

        (b) upon the first purchase of the Company's common stock under a tender or exchange offer (other than a tender or exchange offer made by the Company which is supported by the Board),

        (c) upon the approval by the Company's stockholders (which stockholder approval does not include Chris A. Dittmar and/or George W. Bowman) of a merger or consolidation (other than the merger of the Company with and into any of its wholly-owned subsidiaries), a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or

        (d) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.


        9.    GENERAL PROVISIONS.

        (a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

        (b) WITHHOLDING. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property)

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     of any applicable taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to any Person who is an "insider" for purposes of
     Section 16(b) of the Exchange Act the Company may provide in an Award Agreement for mandatory withholding from any Award payable in Shares the appropriate number of Shares required to satisfy the Company's withholding obligations, except to the extent the Award has a tandem Cash Award, in which event withholding shall be made first from such Cash Award.

        (c) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (d) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal Law.

        (e) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be co or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in force and effect.

        (f) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant holder or beneficiary.

        (g) NO TRUST OR FUND CREATED. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

        (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

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

        (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

        10. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective upon the occurrence of all of the following events (i) its approval by the Board and the Stockholders of the Company within 12 months thereafter in accordance with Rule 16b-3, (ii) the Domestication of the Company as a Delaware corporation in the United States, and (iii) the listing of the Shares on the Nasdaq National Market.

        11. TERM OF THE PLAN. No Award shall be granted under the Plan ten years after approval by the Board. However, unless otherwise expressly provided in the plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall extend beyond such date.




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